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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (Date of earliest event reported)
                               SEPTEMBER 19, 2005

                        RAPTOR NETWORKS TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

           COLORADO                     333-74846               84-1573852
        (State or other         (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                            Identification Number)

                          1241 E. DYER ROAD, SUITE 150
                               SANTA ANA, CA 92705
                    (Address of Principal Executive Offices)

                                 (949) 623-9300
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

         On September 19, 2005, it was determined by the Board of Directors of Raptor Networks Technology, Inc. (referred to herein as the "Company") that, effective as of July 1, 2005, as a result of the continued evolution of the Company's organizational structure, Ananda Perera, the Company's former Chief Technology Officer, and Eddie Hoffman, the Company's former Chief Development Officer, are no longer executive officers for purposes of Item 401(a) of Regulation S-B and no longer meet the criteria for designation as an "officer" for purposes of Section 16 of the Securities Exchange Act of 1934.

         Effective as of July 1, 2005, Mr. Perera's new title is "Founder and Chief Enterprise Architect" and Mr. Hoffman's new title is "Founder and Chief Solutions Architect." The annual compensation of both Mr. Perera and Mr. Hoffman remain at their previous levels.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 23, 2005                  RAPTOR NETWORKS TECHNOLOGY, INC.



                                          By:  /s/ Bob van Leyen
                                               ---------------------------------
                                               Bob van Leyen
                                               Secretary/Chief Financial Officer


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